File 333184961
Rule 424 b3


AMERICAN
DEPOSITARY
SHARES
One 1 American
Depositary
Share represents
Twenty 20 Shares

THE BANK OF NEW
YORK MELLON
AMERICAN
DEPOSITARY
RECEIPT
FOR FOREIGN
SHARES
OF
THAI UNION FROZEN
PRODUCTS PUBLIC
COMPANY LIMITED
INCORPORATED
UNDER
THE LAWS OF
THAILAND
       The Bank
of New
York Mellon, as
depositary
hereinafter
called the
Depositary,
hereby certifies
i that there have
been deposited
with the
Depositary or its
agent, nominee,
custodian,
clearing agency
or
correspondent,
the securities
described above
Shares or
evidence of the
right to receive
such Shares, ii
that at the date
hereof each
American
Depositary Share
evidenced by
this Receipt
represents the
amount of Shares
shown
above, and that

or registered
assigns IS THE
OWNER OF
AMERICAN
DEPOSITARY SHARES
hereby evidenced
and called,
and except as
otherwise herein
expressly
provided, is
entitled
upon surrender at
the
Corporate Trust
Office of the
Depositary, New
York, New
York of this
Receipt duly
endorsed for
transfer and upon
payment of the
charges as
provided on the
reverse of this
Receipt and in
compliance with
applicable laws
or
governmental
regulations, at
Owners option 1
to delivery at
the office of the
agent,
nominee,
custodian,
clearing
agency or
correspondent of
the
Depositary, to a
person
specified by
Owner, of the
amount of
Deposited
Securities
represented
hereby or
evidence
of the right to
receive the same
or 2 to have such
Deposited
Securities
forwarded at his
cost
and risk to him
at the
Corporate Trust
Office of the
Depositary.  The
words
Deposited
Securities
wherever
used in this
Receipt shall
mean
the Shares
deposited under
the
agreement created
by the
Receipts as
hereinafter
defined
including such
evidence of the
right to receive
the same, and
any and all other
securities,
cash and other
property held by
the Depositary in
place thereof
or in addition
thereto as
provided herein.
The word
Owner wherever
used in this
Receipt shall
mean the name in
which this
Receipt is
registered
upon the books of
the
Depositary from
time to time.
The Depositarys
Corporate
Trust Office is
located at a
different address
than its
principal
executive office.
Its
Corporate Trust
Office is
located at 101
Barclay Street,
New York, New
York 10286,
and its principal
executive
office is located
at One Wall
Street, New York,
New York
10286.
1.	RECEIPTS.
	This
American
Depositary
Receipt this
Receipt is one of
a continuing
issue of American
Depositary
Receipts
collectively, the
Receipts, all
evidencing rights
of like tenor
with respect to
the
Deposited
Securities, and
all
issued or to be
issued upon the
terms and subject
to the
conditions herein
provided,
which shall
govern the
continuing
arrangement by
the
Depositary with
respect to
initial deposits
as well as the
rights of holders
and Owners
of Receipts
subsequent to
such
deposits.
	The issuer
of the
Receipts is
deemed to be the
legal entity
resulting from
the
agreement herein
provided for.
	The
issuance of
Receipts against
deposits
generally may be
suspended, or
the issuance of
Receipts
against the
deposit of
particular
Shares may be
withheld, if
such action is
deemed
necessary or
advisable by the
Depositary at any
time and
from time to time
because of
any requirements
of any
government or
governmental
body or
commission or for
any
other reason.
The Depositary
assumes no
liability with
respect to the
validity or worth
of the Deposited
Securities.
2.	TRANSFER OF
RECEIPTS.
	Until the
surrender of
this Receipt in
accordance with
the terms hereof,
the
Depositary will
maintain an
office in the
Borough of
Manhattan, The
City of New
York, for the
registration of
Receipts and
transfers of
Receipts where
the Owners of
the Receipts may,
during
regular business
hours, inspect
the transfer
books maintained
by the Depositary
that list the
Owners of the
Receipts.  The
transfer of this
Receipt is
registrable on
the books of the
Depositary at its
Corporate
Trust Office by
the holder
hereof in person
or by duly
authorized
attorney, upon
surrender of this
Receipt
properly endorsed
for transfer
or accompanied by
proper
instruments of
transfer and
funds sufficient
to pay any
applicable
transfer taxes,
and
the fees and
expenses of the
Depositary and
upon
compliance with
such
regulations, if
any, as the
Depositary may
establish for
such purpose.
This Receipt
may be split into
other such
Receipts, or may
be combined
with other such
Receipts into
one Receipt,
representing the
same aggregate
number of
American
Depositary Shares
as
the Receipt or
Receipts
surrendered.
Upon such split
or combination
not involving a
transfer, a
charge will be
made
as provided
herein.  The
Depositary may
close the
transfer books at
any time or
from time to time
when
deemed expedient
by it in
connection with
the
performance of
its duties
hereunder.
3.	PROOF OF
CITIZENSHIP OR
RESIDENCE.
	The
Depositary may
require any
holder or Owner
of
Receipts, or any
person
presenting
securities for
deposit against
the issuance of
Receipts, from
time to time, to
file such proof
of citizenship or
residence and to
furnish such
other
information, by
affidavit
or otherwise, and
to execute
such certificates
and other
instruments as
may be
necessary or
proper to comply
with any laws or
regulations
relating to the
issuance or
transfer of
Receipts, the
receipt
or distribution
of dividends or
other property,
or the taxation
thereof or of
receipts or
deposited
securities, and
the
Depositary may
withhold the
issuance or
registration of
transfer of any
Receipt or
payment of such
dividends or
delivery of such
property from
any holder, Owner
or other
person, as the
case may be,
who shall fail to
file such
proofs,
certificates or
other
instruments.
4.
	TRANSFERABI
LIT
Y
RECORDOWNERSHIP.
	It is a
condition of
this Receipt and
every
successive holder
and Owner
of this Receipt
by accepting or
holding the same
consents and
agrees, that
title to this
Receipt,
when properly
endorsed or
accompanied by
proper
instruments of
transfer, is
transferable by
delivery with
the same effect
as in the case
of a negotiable
instrument
provided,
however, that
prior
to the due
presentation of
this
Receipt for
registration of
transfer as above
provided, and
subject to the
provisions of
Article 9 below,
the
Depositary,
notwithstanding
any notice to the
contrary, may
treat the person
in whose name
this Receipt is
registered on the
books of the
Depositary as the
absolute owner
hereof for the
purpose of
determining the
person entitled
to distribution
of dividends and
for any other
purpose.
5.	TAX
LIABILITY.
	The
Depositary shall
not be liable for
any taxes or
governmental or
other
assessments or
charges that
may become
payable in
respect
of the Deposited
Securities, but
a ratable part of
any and all of
the same, whether
such tax,
assessment or
charge becomes
payable by reason
of any
present or future
law, statute,
charter
provision, bylaw,
regulation or
otherwise, shall
be payable by the
Owner
hereof to the
Depositary at any
time on request.
Upon the
failure of the
holder or Owner
of this Receipt
to pay any such
amount, the
Depositary may
sell for account
of such Owner
an amount of the
Deposited
Securities equal
to all or any
part of the
amount
represented
by this Receipt,
and may apply
the proceeds in
payment of
such obligations,
the Owner
hereof remaining
liable for any
deficiency.
6.
	REPRESENTAT
IO
NS AND
WARRANTIES.
	Every
person
presenting Shares
for deposit
shall be deemed
thereby to
represent and
warrant that such
Shares and each
certificate, if
any, therefor are
validly issued,
fully paid and
nonassessable,
that such Shares
were not
issued in
violation of any
preemptive or
similar rights of
the holders of
any securities
and that the
person making
such deposit is
duly authorized
so to do.  Every
such person
shall also be
deemed to
represent that
the deposit of
such securities
and the sale of
American
Depositary Shares
representing such
Shares by
that person in
the United States
are not
restricted under
the
Securities Act of
1933, as
amended the
Securities Act of
1933.  Such
representations
and warranties
shall survive the
deposit of such
securities and
issuance of
Receipts.
	This
Receipt is issued
subject, and all
rights of the
holder or Owner
hereof are
expressly
subject, to the
terms
and conditions
set forth on
both sides of
this Receipt, all
of which form a
part of the
agreement
evidenced in this
Receipt and to
all of which the
holder or Owner
hereof by
accepting this
Receipt
consents.
7.	REPORTS OF
ISSUER OF
DEPOSITED
SECURITIES VOTING
RIGHTS.
	As of the
date of the
establishment of
the program for
issuance of
Receipts by the
Depositary, the
Depositary
believed, based
on limited
investigation,
that the issuer
of the Deposited
Securities either
i furnished the
Securities and
Exchange
Commission the
Commission with
certain public
reports and
documents
required by
foreign law or
otherwise or ii
published
information in
English on its
Internet website
at
httpwww.thaiunion
group.com
or another
electronic
information
delivery system
generally
available to the
public in its
primary trading
market, in either
case in
compliance with
Rule 12g32b
under the
Securities and
Exchange Act of
1934 as in
effect and
applicable to
that
issuer at that
time.  However,
the Depositary
does not assume
any duty to
determine if the
issuer of the
Deposited
Securities is
complying with
the current
requirements of
Rule 12g32b or to
take any
action if that
issuer is not
complying with
those
requirements.
	The
Depositary shall
be under no
obligation to
give
notice to the
holder or Owner
of this Receipt
of any meeting
of shareholders
or of any report
of or
communication
from the
issuer of the
Deposited
Securities, or of
any other
matter concerning
the affairs of
such issuer,
except as herein
expressly
provided.  The
Depositary
undertakes to
make
available for
inspection by
holders and
Owners of the
Receipts at its
Corporate Trust
Office, any
reports and
communication
received from
the issuer of the
Deposited
Securities that
are both i
received by the
Depositary as
the holder of the
Deposited
Securities and ii
made
generally
available to the
holders of the
Deposited
Securities by the
issuer thereof.
Such reports and
communications
will be
available in the
language in
which they were
received by
the Depositary
from the issuer
of the Deposited
Securities,
except to the
extent, if any,
that
the Depositary in
its sole
discretion elects
to both i
translate into
English any of
such reports or
communications
that were not
in English when
received by
the Depositary
and ii make
such
translations, if
any,
available for
inspection by
holders and
Owners of the
Receipts.  The
Depositary has
no obligation of
any kind to
translate any of
such reports or
communications or
to make
such translation,
if any,
available for
such inspection.
	The
Depositary may,
in its
discretion,
exercise, in
any manner, or
not exercise,
any and all
voting rights
that
may exist in
respect of the
Deposited
Securities.  The
Depositary may,
but assumes
no obligation to,
notify Owners
of an upcoming
meeting of
holders of
Deposited
Securities
or solicit
instructions from
Owners as to the
exercise of
any voting rights
with respect
to the Deposited
Securities.
Upon the written
request of the
Owner of this
Receipt and
payment to it of
any expense
involved, the
Depositary may,
in its sole
discretion, but
assumes no
obligation to,
exercise any
voting rights
with
respect to the
amount of the
Deposited
Securities
represented by
the American
Depositary Shares
evidenced
by this Receipt
in accordance
with that
request.
8.
	DISTRIBUTIO
NS.
	Until the
surrender of
this Receipt, the
Depositary a
shall distribute
or otherwise
make available to
the Owner
hereof, at a time
and in such
manner as it
shall determine,
any distributions
of cash,
Shares or other
securities or
property other
than
subscription or
other rights and
b may distribute
or otherwise
make available to
the Owner
hereof, at a time
and in such
manner as it
shall determine,
any distributions
of
subscription or
other rights, in
each case
received with
respect
to the amount of
Deposited
Securities
represented
hereby,
after deduction,
or upon
payment of the
fees and
expenses of the
Depositary
described in
Article 13 below,
and the
withholding of
any
taxes in respect
thereof
provided,
however, that the
Depositary shall
not make any
distribution for
which it has not
received
satisfactory
assurances, which
may be an
opinion of United
States
counsel, that the
distribution is
registered under,
or is exempt
from or not
subject to the
registration
requirements of,
the Securities
Act of 1933 or
any other
applicable law.
If
the Depositary is
not obligated,
under the
preceding
sentence,
to distribute or
make available
a distribution
under the
preceding
sentence, the
Depositary may
sell such
Shares, other
securities,
subscription or
other rights,
securities or
other property,
and the
Depositary shall
distribute the
net proceeds of a
sale of that kind
to the Owners
entitled to them,
after
deduction or upon
payment of
the fees and
expenses of the
Depositary
described in
Article
13 below and the
withholding
of any taxes in
respect thereof.
In lieu of
distributing
fractional
American
Depositary Shares
for distributed
Shares or other
fractional
securities, the
Depositary may,
in its
discretion, sell
the amount of
securities or
property equal to
the aggregate of
those
fractions.  In
the case of
subscription or
other rights, the
Depositary may,
in its
discretion, issue
warrants for
such subscription
or other
rights andor seek
instructions
from the Owner of
this Receipt
as to the
disposition to be
made
of such
subscription or
other
rights.  If the
Depositary does
not distribute or
make available
to Owners or sell
distributed
subscription or
other rights, the
Depositary shall
allow those
rights to lapse.
Sales of
subscription or
other rights,
securities or
other property by
the Depositary
shall be made at
such time and in
such manner
as the Depositary
may deem
advisable.
	If the
Depositary shall
find in its
opinion that any
cash
distribution is
not convertible
in its entirety
or with respect
to
the Owners of a
portion of the
Receipts, on a
reasonable basis
into U.S. Dollars
available to it
in the City of
New York, or if
any required
approval or
license of any
government or
agency for such
conversion is
denied or is not
obtainable
within a
reasonable
period, the
Depositary may in
its
discretion make
such
conversion and
distribution in
U.S. Dollars to
the extent
possible, at such
time and rates
of conversion as
the Depositary
shall deem
appropriate, to
the
Owners entitled
thereto and
shall with
respect to any
such
currency not
converted or
convertible
either i
distribute
such foreign
currency to the
holders entitled
thereto or ii
hold such
currency for the
respective
accounts of such
Owners uninvested
and
without liability
for interest
thereon, in which
case the
Depositary may
distribute
appropriate
warrants or other
instruments
evidencing rights
to receive such
foreign
currency.
9.	RECORD
DATES
ESTABLISHED BY
DEPOSITARY.
	Whenever
any cash
dividend or other
cash
distribution
shall become
payable or any
distribution
other than cash
shall be made,
or whenever
rights shall be
offered, with
respect to
Deposited
Securities, or
whenever the
Depositary shall
receive notice of
any meeting
of Owners of
Deposited
Securities, or
whenever it is
necessary or
desirable to
determine the
Owners of
Receipts, the
Depositary will
fix a record date
for the
determination of
the Owners
generally or the
Owners of
Receipts who
shall be entitled
to receive such
dividend,
distribution or
rights, or the
net
proceeds of the
sale thereof, to
give instructions
for the
exercise of
voting rights at
any
such meeting or
responsible for
any other purpose
for which
the record date
was set.
10.	CHANGES
AFFECTING
DEPOSITED
SECURITIES.
	Upon i any
change in
nominal value or
any
subdivision,
combination or
any other
reclassification
of the
Deposited
Securities, or ii
any
recapitalization,
reorganization,
sale of assets
substantially as
an entirety,
merger or
consolidation
affecting the
issuer of the
Deposited
Securities or to
which it is a
party, or iii the
redemption by the
issuer of the
Deposited
Securities at any
time of any or
all of such
Deposited
Securities
provided
the same are
subject to
redemption, then
and in any
such case the
Depositary shall
have the right to
exchange or
surrender such
Deposited
Securities and
accept and hold
hereunder in lieu
thereof  other
shares,
securities, cash
or
property to be
issued or
delivered in lieu
of or in
exchange for, or
distributed or
paid with respect
to, such
Deposited
Securities.  Upon
any such exchange
or
surrender, the
Depositary shall
have the right,
in its
discretion,
to call for
surrender of this
Receipt in
exchange upon
payment of fees
and expenses
of the Depositary
for one or
more new Receipts
of the same
form and tenor as
this Receipt,
but describing
the substituted
Deposited
Securities.  In
any
such case the
Depositary shall
have the right to
fix a date after
which this
Receipt shall
only
entitle the Owner
to receive
such new Receipt
or Receipts.
The Depositary
shall mail
notice of any
redemption of
Deposited
Securities to the
Owners of
Receipts,
provided
that in the case
of any
redemption of
less than all of
the Deposited
Securities, the
Depositary shall
select in such
manner as it
shall determine
an
equivalent number
of
American
Depositary Shares
to
be redeemed and
shall mail
notice of
redemption only
to
the Owners of
Receipts
evidencing those
American
Depositary
Shares.  The sole
right of the
Owners of
Receipts
evidencing
American
Depositary Shares
designated
for redemption
after the
mailing of such
notice of
redemption shall
be to receive
the cash, rights
and other
property
applicable to the
same, upon
surrender to the
Depositary and
upon payment
of its fees and
expenses of the
Receipts
evidencing such
American
Depositary
Shares.
11.	LIABILITY
OF
DEPOSITARY.
       The
Depositary shall
not incur any
liability to any
holder or Owner
of this
Receipt i if by
reason of any
provisions of any
present or
future law of the
United States
of America, any
state thereof,
or of any other
country, or of
any governmental
or regulatory
authority, or by
reason of any
provision,
present or
future, of
the charter or
articles of
association or
similar
governing
document of the
issuer or of the
Deposited
Securities, the
Depositary shall
be prevented,
delayed or
forbidden from or
subjected to
any civil or
criminal penalty
or
extraordinary
expenses on
account of doing
or performing
any act or thing
which by the
terms hereof it
is provided
shall be done or
performed, ii
by reason of any
non-
performance or
delay, caused
as specified in
clause i above,
in the
performance of
any act
or thing which by
the terms of
this Receipt it
is provided shall
or may be done or
performed,
iii by reason of
any exercise of,
or failure to
exercise, any
discretion
provided for
herein,
iv for the
inability of any
Owner or holder
to benefit
from any
distribution,
offering,
right or other
benefit which is
made available to
holders of
Deposited
Securities but is
not
made available to
Owners or
holders, v for
any special,
consequential or
punitive
damages for any
breach of the
terms of this
Receipt or vi
arising out of
any act of God,
terrorism or war
or any other
circumstances
beyond its
control.
       The
Depositary shall
not be
responsible for
any
failure to carry
out any
requests to vote
any Deposited
Securities or for
the manner or
effect of any
vote that is cast
either with or
without the
request of any
Owner, or for
not exercising
any right to vote
any Deposited
Securities.
       The
Depositary does
not assume any
obligation and
shall not be
subject to any
liability to
holders or Owners
hereunder other
than agreeing
to act without
negligence or
bad faith in the
performance of
such duties as
are specifically
set forth herein.
       The
Depositary shall
be under no
obligation to
appear in,
prosecute or
defend,
any action, suit
or other
proceeding in
respect of any of
the Deposited
Securities or in
respect of the
Receipts on
behalf of Owners
or holders or
any other
persons.  The
Depositary shall
not be liable
for any action or
nonaction by
it in reliance
upon the advice
of
or information
from legal
counsel,
accountants or
any
other persons
believed by it in
good faith to be
competent to
give such advice
or
information.
       The
Depositary,
subject to
Article 14
hereof,
may itself become
the owner of
and deal in
securities of any
class of the
issuer of the
Deposited
Securities and in
Receipts of this
issue.
12.	TERMINATION
OF AGREEMENT AND
SURRENDER OF THIS
RECEIPT.
	The
Depositary may
at any time
terminate the
agreement
evidenced by this
Receipt and all
other Receipts
by mailing notice
of such
termination to
the Owners of
all Receipts then
outstanding at
their addresses
appearing upon
the books of the
Depositary, at
least thirty days
prior to the
date fixed in
such notice for
termination.  On
and after such
date of
termination the
Owner
hereof, upon
surrender of this
Receipt at the
Corporate Trust
Office of the
Depositary, will
be entitled to
delivery of the
amount of the
Deposited
Securities
represented
hereby
upon the same
terms and
conditions, and
upon payment
of a fee at the
rates provided
herein with
respect to the
surrender of this
Receipt for
Deposited
Securities and on
payment of
applicable taxes
and charges.  The
Depositary
may convert any
dividends
received by it in
cash after the
termination date
into U.S.
Dollars as herein
provided, and
after deducting
therefrom the
fees of the
Depositary and
referred to
herein and any
taxes
and governmental
charges and
shall thereafter
hold the
balance of said
dividends for
the pro rata
benefit of the
Owners of the
respective
Receipts.  As to
any Receipts
not so
surrendered
within thirty
days after such
date of
termination the
Depositary
shall thereafter
have no
obligation with
respect to the
collection or
disbursement of
any subsequent
dividends or
any subscriptions
or other
rights accruing
on the
Deposited
Securities.
After the
expiration of
three months
from such date of
termination
the Depositary
may sell any
remaining
Deposited
Securities
in such manner as
it may
determine, and
may thereafter
hold uninvested
the net
proceeds of any
such sale or
sales together
with any
dividends
received prior to
such sale or the
U.S. Dollars
received on
conversion
thereof,
unsegregated and
without
liability for any
interest
thereon, for the
pro rata benefit
of the Owners of
the Receipts
that have not
theretofore been
surrendered for
cancellation,
such Owners
thereupon
becoming general
creditors of
the Depositary
with respect to
such net
proceeds.  After
making such sale,
or if no such
sale can be made
after the
expiration of one
year from
such date of
termination, the
Depositary shall
be discharged
from all
obligations
whatsoever to the
holders and
Owners of the
Receipts except
to make
distribution of
the net
proceeds of sale
and of such
dividends after
deducting all
fees, charges and
expenses of
the Depositary or
of the
Deposited
Securities, in
case
no sale can be
made, upon
surrender of the
Receipts.
13.	CERTAIN
FEES
AND CHARGES OF
THE
DEPOSITARY.
	The
Depositary may
charge any party
depositing or
withdrawing
Shares, any party
transferring or
surrendering
Receipts, any
party to whom
Receipts are
issued including
issuance pursuant
to a stock
dividend or stock
split or an
exchange of stock
or distribution
pursuant to
Articles 8 or 10
or Owners, as
applicable, i
fees for
the delivery or
surrender of
Receipts and
deposit or
withdrawal of
Shares, ii fees
for distributing
cash, Shares or
other property
received in
respect of
Deposited
Securities,
iii taxes and
other
governmental
charges, iv
registration or
custodial fees or
charges relating
to the Shares,
v cable, telex
and facsimile
transmission
expenses, vi
foreign currency
conversion
expenses and
fees, vii
depositary
servicing fees
and
viii any other
fees or charges
incurred by the
Depositary or
its agents in
connection with
the Receipt
program.  The
Depositarys fees
and charges
may differ from
those of other
depositaries.
The Depositary
reserves the
right to modify,
reduce or
increase its fees
upon
thirty 30 days
notice to the
Owner hereof.
The Depositary
will provide,
without charge, a
copy of its
latest schedule
of
fees and charges
to any party
requesting it.
	The
Depositary may
charge fees for
receiving
deposits and
issuing Receipts,
for delivering
Deposited
Securities
against
surrendered
Receipts, for
transfer of
Receipts, for
splits or
combinations of
Receipts, for
distribution of
each cash or
other
distribution on
Deposited
Securities, for
sales or exercise
of rights, or for
other services
performed
hereunder.  The
Depositary
reserves the
right to
modify, reduce or
increase its
fees upon thirty
30 days notice
to the Owner
hereof.  The
Depositary will
provide,
without charge, a
copy of its
latest fee
schedule to any
party
requesting it.
14.	PRERELEASE
OF
RECEIPTS.
	Notwithstan
ding any
other provision
of this Receipt,
the Depositary
may execute
and deliver
Receipts prior to
the receipt of
Shares
PreRelease. The
Depositary
may deliver
Shares upon the
receipt and
cancellation of
Receipts which
have been
PreReleased,
whether or not
such cancellation
is prior to the
termination of
such PreRelease
or the Depositary
knows that
such Receipt has
been
PreReleased.  The
Depositary
may receive
Receipts in lieu
of
Shares in
satisfaction of a
PreRelease.  Each
PreRelease
will be a
preceded or
accompanied by a
written
representation
from the person
to whom Receipts
or Shares
are to be
delivered that
such
person, or its
customer, owns
the Shares or
Receipts to be
remitted, as the
case may be,
b at all times
fully
collateralized
with cash or such
other collateral
as the
Depositary deems
appropriate,
c terminable by
the Depositary
on not more than
five 5
business days
notice, and
d subject to such
further
indemnities and
credit
regulations as
the Depositary
deems
appropriate.  The
number of
American
Depositary Shares
which are
outstanding at
any time as a
result of
PreReleases will
not
normally exceed
thirty percent
30 of the Shares
deposited with
the Depositary
provided,
however, that the
Depositary
reserves the
right to change
or
disregard such
limit from time
to time as it
deems
appropriate.
	The
Depositary may
retain for its
own account any
compensation
received by it in
connection with
the foregoing.
15.	COMPLIANCE
WITH U.S.
SECURITIES
LAWS.
	Notwithstan
ding any
terms of this
Receipt to the
contrary, the
Depositary will
not exercise any
rights it has
under this
Receipt to
prevent
the withdrawal or
delivery of
Deposited
Securities in a
manner which
would violate
the United States
securities
laws including,
but not limited
to, Section 1A1
of the General
Instructions to
the Form F6
Registration
Statement, as
amended from time
to time,
under the
Securities Act of
1933.
16.	GOVERNING
LAW
VENUE OF ACTIONS
JURY TRIAL
WAIVER.
	This
Receipt shall be
interpreted and
all rights
hereunder and
provisions
hereof shall be
governed by the
laws of the State
of New York.
	All actions
and
proceedings
brought by any
Owner or holder
of this
Receipt against
the Depositary
arising out of or
relating to the
Shares or other
Deposited
Securities, the
American
Depositary Shares
or the
Receipts, or any
transaction
contemplated
herein, shall be
litigated only in
courts located
within the State
of New York.
	EACH OWNER
AND HOLDER HEREBY
IRREVOCABLY
WAIVES,
TO THE FULLEST
EXTENT
PERMITTED BY
APPLICABLE LAW,
ANY
RIGHT IT MAY HAVE
TO A
TRIAL BY JURY IN
ANY
SUIT, ACTION OR
PROCEEDING
AGAINST
THE DEPOSITARY
DIRECTLY OR
INDIRECTLY
ARISING OUT
OF OR RELATING TO
THE
SHARES OR OTHER
DEPOSITED
SECURITIES,
THE AMERICAN
DEPOSITARY SHARES
OR
THE RECEIPTS, OR
ANY
TRANSACTION
CONTEMPLATED
HEREIN,
OR THE BREACH
HEREOF,
INCLUDING WITHOUT
LIMITATION, ANY
QUESTION
REGARDING
EXISTENCE,
VALIDITY OR
TERMINATION
WHETHER
BASED ON
CONTRACT,
TORT OR ANY OTHER
THEORY.
17.	AMENDMENT
OF
RECEIPTS.
       The form
of the
Receipts and the
agreement
created thereby
may at any
time and from
time to time be
amended by the
Depositary in
any respect which
it may deem
necessary or
desirable. Any
amendment which
shall
prejudice any
substantial
existing right of
Owners shall
not become
effective as to
outstanding
Receipts until
the
expiration of
thirty 30 days
after notice of
such amendment
shall have been
given to the
Owners of
outstanding
Receipts
provided,
however,
that such thirty
30 days notice
shall in no event
be required
with respect to
any amendment
which shall
impose or
increase
any taxes or
other
governmental
charges,
registration
fees, cable,
telex or
facsimile
transmission
costs,
delivery costs or
other such
expenses. Every
Owner and
holder of a
Receipt at the
time
any amendment so
becomes
effective shall
be deemed, by
continuing to
hold such
Receipt, to
consent and agree
to such amendment
and to be
bound by the
agreement
created by
Receipt as
amended
thereby. In no
event shall any
amendment impair
the right of
the Owner of any
Receipt to
surrender such
Receipt and
receive therefor
the amount of
Deposited
Securities
represented by
the American
Depositary Shares
evidenced
thereby, except
in order to
comply with
mandatory
provisions of
applicable law.